UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)           January 31, 2007

          MORGAN STANLEY CAPITAL I INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-130684-24_	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway, 2nd Floor New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code       (212) 761-4700

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01   Entry into a Material Definitive Agreement.

On January 31, 2007, a pooling and servicing agreement dated as of January 1, 2007 (the “Pooling and Servicing Agreement”), was entered into by and among Morgan Stanley Capital I Inc., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer and securities administrator (the “Master Servicer”), and LaSalle Bank National Association as trustee (the “Trustee”) and as custodian. The Pooling and Servicing Agreement was entered into for the purpose of issuing a single series of certificates, entitled Morgan Stanley Mortgage Loan Trust 2007-1XS (the “MSM 2007-1XS Mortgage Loan Trust”), Mortgage Pass-Through Certificates, Series 2007-1XS (the “Certificates”). Certain classes of the Certificates, designated as Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4-A, Class 2-A-4-B, Class 2-A-4-C, Class 2-A-5, Class 2-A-6, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class A-R Certificates (collectively, the “Publicly-Offered Certificates”) were registered under the Registrant’s registration statement on Form S-3 (Registration No. 333-130684). The Publicly-Offered Certificates were sold to Morgan Stanley & Co. Incorporated (the “Underwriter”), pursuant to an underwriting agreement dated as of January 25, 2007 (the “Underwriting Agreement”), between the Registrant, and the Underwriter. The remaining classes of the Certificates, designated as Class OC and Class P (collectively, the “Privately Offered Certificates”), were sold to the Underwriter pursuant to a certificate purchase agreement dated as of January 31, 2007 (the “Certificate Purchase Agreement”).

The mortgage loans backing the Publicly-Offered Certificates (the “MSM Mortgage Loans”) were acquired by the Registrant from Morgan Stanley Mortgage Capital Inc. (“MSMCI”) as seller pursuant to a mortgage loan purchase agreement dated as of January 1, 2007 (the “MSMCI Mortgage Loan Purchase Agreement”). Certain of the mortgage loans were acquired by MSMCI from First National Bank of Nevada (“FNBN”) as seller pursuant to a mortgage loan purchase agreement dated as of April 1, 2006, as amended by the Assignment, Assumption and Recognition Agreement dated as of January 1, 2007 among the Registrant, MSMCI, FNBN and the Trustee (collectively, the “FNBN Purchase Agreements”). Certain of the mortgage loans were acquired by MSMCI from Lydian Private Bank (“Virtual”) as seller pursuant to a mortgage loan purchase agreement dated as of September 1, 2006, as amended by the Assignment, Assumption and Recognition Agreement dated as of January 1, 2007 among the Registrant, MSMCI, Virtual and the Trustee (collectively, the “Virtual Purchase Agreements”). The remaining mortgage loans backing the Publicly-Offered Certificates were acquired by MSMCI via mortgage loan purchase agreements with originators from each of whom MSMCI purchased mortgage loans that constitute 10% or less of the total pool of MSM Mortgage Loans (the “Underlying Purchase Agreements” and along with the FNBN Purchase Agreements and the Virtual Purchase Agreements, the “Purchase Agreements”).

Each of the Purchase Agreements contains representations and warranties made by the related seller (FNBN, Virtual or an originator whose loans constitute less than 10% of the total pool of MSM Mortgage Loans) to MSMCI and to the Depositor with respect to the Mortgage Loans sold by such seller to MSMCI.

The MSMCI Mortgage Loan Purchase Agreement contains representations and warranties made by MSMCI to the Depositor with respect to the Mortgage Loans sold by MSMCI to the Depositor.

Certain of the mortgage loans for which the Depositor owns the servicing rights are serviced by GMAC Mortgage, LLC (“GMAC LLC”) pursuant to a servicing agreements dated as of January 1, 2006, as amended by an Assignment, Assumption and Recognition Agreement, dated as of January 1, 2007 (collectively, the “GMAC LLC Servicing Agreements”). Certain of the mortgage loans for which the Depositor owns the servicing rights are serviced by Wells Fargo Bank, National Association (“Wells”) pursuant to a servicing agreement dated as of April 1, 2006, as amended by an Assignment, Assumption and Recognition Agreement, dated as of January 1, 2007 (collectively, the “Wells Servicing Agreements”). The remaining loans are serviced by the respective originators from whom the loans were purchased, pursuant to the terms of the respective Purchase Agreements by which the loans were purchased.

Certain of the terms and conditions of the Pooling and Servicing Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements have been described in a Prospectus Supplement filed on January 29, 2007 on behalf of the Registrant, which filing was made pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, under the Registrant’s Form S-3 registration statement number 333-130684, for the MSM Mortgage Loan Trust 2007-1XS. The description of those agreements, together with other purchase and servicing agreements identified in that filing, are hereby incorporated herein by reference. A copy of the Pooling and Servicing Agreement, the Underwriting Agreement, the Mortgage Loan Purchase Agreement, the Purchase and Servicing Agreements and certain other agreements will be filed subsequently as exhibits to a separate Current Report on Form 8-K filed by the Registrant for the MSM Mortgage Loan Trust 2007-1XS.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 2, 2007

MORGAN STANLEY CAPITAL I INC. By: /s/ Valerie Kay Name: Valerie Kay Title: Executive Director